SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 6, 2003

DATE OF REPORT
(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.
(Exact Name Of Registrant As Specified In Charter)

DELAWARE	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13920 SE EASTGATE WAY, SUITE 300, BELLEVUE, WASHINGTON 98005
(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200
(Registrant’s Telephone Number, Including Area Code)

ITEM 9.    REGULATION FD DISCLOSURE

On January 6, 2003, drugstore.com, inc. issued a press release announcing preliminary, unaudited fourth quarter sales, gross margin and ending cash results. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC.
(REGISTRANT)

Dated: January 6, 2003	By:	/s/ BOB BARTON
Bob Barton
Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 6, 2003.